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                                                                    Exhibit 10.2

                              EMPLOYMENT AGREEMENT
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     EMPLOYMENT AGREEMENT (the "Agreement") entered into as of
January 1, 2001, by and between Orthovita, Inc., a Pennsylvania corporation (the "Company"), and Bruce A. Peacock, an employee of the Company ("Peacock").

     WHEREAS, the Company wishes to continue to employ Peacock as its President and Chief Executive Officer and as a member of its board of directors, and to elect Peacock as its Chief Executive Officer as provided in Section 1.2 herein, and both parties desire to extend the December 31, 1999 employment agreement (the "Employment Agreement") upon the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.0   Employment.  The Company hereby continues to employ Peacock as its
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President and Chief Executive Officer under the terms of the Employment
Agreement. Peacock hereby accepts such employment and agrees to perform his duties and responsibilities, in accordance with terms, conditions and provisions set forth therein with the following changes:

     1.1  Employment Term.  The Employment Term shall continue in effect through
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December 31, 2001 and on or about September 30, the parties shall meet to discuss the contract if any, for 2002.

     1.2  Duties and Responsibilities.  Peacock shall serve as the Company's
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President and Chief Executive Officer and a member of the Board of Directors.

     1.4  Base Salary.  Peacock's base salary shall be $300,000.
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     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.



ORTHOVITA, INC.


By:  /s/ Howard Salasin             /s/ Bruce A. Peacock
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     Director and                   Bruce A. Peacock
     Member of Compensation         President and CEO
     Committee